PORTIONS OF THIS DOCUMENT INDICATED BY AN [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.

                                                                    Exhibit 10.2





                        EXCLUSIVE DISTRIBUTION AGREEMENT

                           ENTERED INTO BY AND BETWEEN

                                 MOTOROLA, INC.

                               BY AND THROUGH ITS

                         PERSONAL COMMUNICATIONS SECTOR

                             LATIN AMERICA DIVISION

                                       AND

                                BRIGHTSTAR CORP.






                               NOVEMBER 7TH, 2002





                        MOTOROLA CONFIDENTIAL PROPRIETARY

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                 [***] Denotes Confidential Treatment Requested



                             DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT (this "Agreement") is entered into between MOTOROLA, INC., a corporation duly organized and existing under the laws of the State of Delaware, by and through the Latin America Group of its Personal Communications Sector, having a place of business at 1000 Corporate Drive, Ft. Lauderdale, FL 33334 (hereinafter "Motorola"), and BrightStar Corp., a company duly organized and existing under the laws of the State of Delaware, having its principal place of business at 2040 NW 84th Avenue, Miami FL 33172 (hereinafter "Exclusive Master Services Distributor"), effective as of October 4, 2002 ("Effective Date").

WHEREAS, Motorola manufactures, licenses and has others manufacture accessories for communications equipment and distributes them directly to its customers and also through independent distributors;

WHEREAS, Motorola and its distributors and licensees sell accessories for communications equipment throughout the world, including the country of Mexico and the regions of Central America, South America and the Caribbean;

WHEREAS, Motorola also wishes to expand its distribution system in Mexico, Central America, South America (excluding Brazil) and the Caribbean to include Exclusive Master Services Distributor as a distributor; and

WHEREAS, Exclusive Master Services Distributor wishes to become a distributor of the Motorola communications equipment and accessories set forth in this Agreement in Mexico, Central America, South America (excluding Brazil) and the Caribbean.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.       APPOINTMENT AS EXPORT DISTRIBUTOR

a. Subject to the terms of this Agreement, Motorola hereby appoints Exclusive Master Services Distributor, and Exclusive Master Services Distributor hereby accepts the appointment, as an authorized co-exclusive distributor (as used herein co-exclusive means exclusive to all other companies other than Motorola and Motorola's owned subsidiaries and affiliates) of models of the Customer Solutions & Accessories Group Motorola Original accessories listed in Attachment 2 hereto (the "Products"). Exclusive Master Services Distributor agrees that Products includes only PCS phone accessories and expressly does not include iDen or FRS/2-way radio accessories. Exclusive Master Services Distributor is authorized to purchase Products directly from Motorola or from whom Motorola designates from time to time pursuant to purchase orders entered into in connection with this Agreement and resell such Products solely within and into the territory of Mexico, Central America, South America (excluding Brazil) and the Caribbean that is described in specificity in Attachment 1 hereto (hereafter referred to as the "Territory") or to sub-distributors or resellers in the Miami, FL area, that will re-sell such Products solely into the Territory. Motorola may, from time to time and at its absolute discretion modify the list of Products or the Territory. Motorola agrees that all sales of Products into assigned territory shall utilize BrightStar as Exclusive Master


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         Services Distributor, with the exception of Products that are: included as part of a standard phone product contents, sold as in-box bundles, sold via e-commerce or direct sales to consumers that reside in the Territory. From time to time, Motorola will provide price lists to Exclusive Master Services Distributor for the Products that Exclusive Master Services Distributor is authorized to distribute in the Territory. Exclusive Master Services Distributor shall incorporate the foregoing limitations into all of its agreements for the resale of Products purchased hereunder and Exclusive Master Services Distributor shall enforce these restrictions.

b. Exclusive Master Services Distributor acknowledges and agrees that Exclusive Master Services Distributor must maintain certain minimum purchase volumes in order to maintain co-exclusive status as set forth in Attachment 4. If Exclusive Master Services Distributor fails to meet such minimum purchase volumes at the end of any relevant period, Motorola may elect to reduce Exclusive Master Services Distributor's co-exclusive status to non-exclusive.

c. Exclusive Master Services Distributor acknowledges and agrees that Motorola has appointed certain other licensees that have the right to distribute their products within the Territory and that Motorola may, at its sole and unrestricted discretion, choose to promote the sale of, and/or distribute, Products within the Territory (using agents, representatives, independent contractors and/or Motorola's regularly employed sales force and that of its subsidiaries or affiliated companies).

d. Exclusive Master Services Distributor acknowledges and agrees that Motorola reserves the right to restrict the distribution of specific models of Products to specific areas and/or customers within the Territory and Exclusive Master Services Distributor agrees to limit its distribution of such models accordingly. Exclusive Master Services Distributor shall incorporate this limitation into all of its agreements for the resale of Products purchased hereunder and Exclusive Master Services Distributor shall enforce this restriction.

2.       TERM OF THIS AGREEMENT

         The term of this Agreement shall commence on the Effective Date and shall continue for one year, unless terminated as permitted herein. [***] The number of renewals notwithstanding, this Agreement is and shall always be interpreted as a fixed term agreement and not as an indefinite term agreement.

3.       PARTY RELATIONSHIP

         It is agreed that Exclusive Master Services Distributor's relationship to Motorola is that of an independent contractor and no other relationship is intended to be created between the parties hereto. Nothing in this Agreement shall be construed so as to make Exclusive


                        MOTOROLA CONFIDENTIAL PROPRIETARY

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         Master Services Distributor or its employees or agents an employee of
         Motorola or an agent with the power to bind Motorola contractually. Exclusive Master Services Distributor shall have no authority to bind, obligate or incur any liability on behalf of Motorola. This Agreement does not create any agency, joint venture or partnership between Exclusive Master Services Distributor and Motorola.

4.       DISTRIBUTOR RESPONSIBILITIES

         In distributing Products Exclusive Master Services Distributor shall perform the following services:

a.       Export the Products from the U.S. to the Territory only.

b. Use best efforts to sell, advertise and promote the sale and use of Products throughout the Territory.

c. Maintain a sales organization adequate to effectively promote and market the Products in the Territory, including funding and hiring seven (7) new employees completely dedicated to selling the Products as further detailed in Attachment 3.

d.       Purchase the Products from Motorola in the manner described in
         Section 5.

e. Furnish to Motorola a three (3) month rolling forecast for all Products on a monthly basis (as described further in Subsection 5f, below) and other information relating to orders, sales, service and inventory of Products and Product sales budgets and forecasts in such manner as Motorola may require.

f. Furnish Motorola, upon Motorola's request, detailed market analyses and reports with respect to the Territory.

g. Render the services described in Attachment 5 and according to the terms of the Services Agreement attached to Attachment 5.

h. Provide office space at Exclusive Master Services Distributor's Miami office for one individual Motorola sales manager at no cost to Motorola.

5.       PURCHASE OF PRODUCTS.

a. Under the terms and conditions of this Agreement, Exclusive Master Services Distributor agrees to purchase at its own risk and for its own account, Products to be resold in the Territory, solely from Motorola's Personal Communications Sector, Companion Products and Accessories Division or any other supplier approved by the Companion Products and Accessories Division. Exclusive Master Services Distributor shall submit to Motorola for its acceptance purchase orders listing the model, quantity, shipment date, and price of the Products requested. All other terms and conditions on Exclusive Master Services


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         Distributor's purchase order form are hereby rendered null, void, and of no effect, by the terms and conditions of this Agreement.

b. Prices stated on Exclusive Master Services Distributor's purchase orders shall conform to Motorola's then current price list, copies of which will be made available to Exclusive Master Services Distributor from time to time.

c. Motorola reserves the right in its sole discretion to accept or reject any order for Products received from Exclusive Master Services Distributor without any further liability, including without limitation for the failure of Exclusive Master Services Distributor to satisfy Motorola's distribution qualification requirements for distribution of the requested Product. No purchase order is binding on Motorola until accepted. A purchase order is accepted by Motorola when Product is shipped or when acceptance is acknowledged in writing by a duly authorized officer or employee of Motorola, whichever occurs first.

d. Exclusive Master Services Distributor shall submit firm processable purchase orders no less than [***] prior to the requested shipment date, unless otherwise agreed to by Motorola. Motorola agrees that Exclusive Master Services Distributor may adjust model quantities on any purchase order [***] prior to shipment month, so long as the total dollar amount of the corresponding purchase order is not lower than the original purchase order submitted.

e. Exclusive Master Services Distributor may not cancel orders without prior written consent from Motorola. Orders that are in the process of being released, picked or packed may not be canceled.

f. Exclusive Master Services Distributor shall provide Motorola on a monthly basis, no less than [***] prior to the start of the following month, a continuous usage forecast for the following [***] (the "Forecast") to assist Motorola in maintaining an orderly production flow for the purpose of Exclusive Master Services Distributor's delivery requirements. Exclusive Master Services Distributor shall indicate the Product model number and project purchase volume by units for each month of the Forecast. Exclusive Master Services Distributor's failure to provide such information may be considered cause for Motorola's excusable delivery delay.

g. Exclusive Master Services Distributor agrees to comply with the minimum purchase amounts set forth in Attachment 4 (hereinafter" Minimum Purchase Amounts"). Exclusive Master Services Distributor also agrees that purchase orders submitted to comply with the Minimum Purchase Amounts shall be non-cancelable and, therefore, paragraph 5.e. above will not apply to such purchase orders. Exclusive Master Services Distributor further understands and agrees that compliance with the Minimum Purchase Amounts will be revised [***] by Motorola and that if Exclusive Master Services Distributor does not meet the Minimum Purchase Amount for that specific quarter, Motorola shall have the right, at its own discretion, to terminate this Agreement.

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h.       Motorola agrees to provide at no cost to Exclusive Master Services
         Distributor [***] working samples of any new Product.

6.       PAYMENT AND DELIVERY

a. Unless otherwise approved in writing by Motorola, Exclusive Master Services Distributor must pay for Products at any of the Motorola's bank accounts listed below, in U.S. currency by wire transfer within the thirty (30) days following the date of the invoice. The following is Motorola's banks information:

         Bank One
         One First National Plaza
         Chicago, IL 60670
         Motorola Account Number [***]
         [***]

         Citibank
         399 Park Avenue
         New York, NY 10022
         Motorola Account Number [***]
         [***]

b. All deliveries are [***] the applicable Motorola manufacturing facility in the U.S.A., as defined in INCOTERMS 2000. Title to the Products sold shall pass to Exclusive Master Services Distributor at the [***] point.

c. If Exclusive Master Services Distributor should fail to pay any invoice for Products in accordance with its terms, or in the event that Motorola, in its sole discretion deems Exclusive Master Services Distributor's financial condition inadequate or unsatisfactory, then in addition to its other rights herein, Motorola may repossess the unpaid Products, cancel any previously accepted purchase order for Products, or delay any further shipment of Products to Exclusive Master Services Distributor, without incurring any liability for loss or damage of any kind occasioned by reason of any such cancellation or delay. Furthermore, such failure to pay may be deemed, at Motorola's option, a justified cause for termination of this Agreement.

d. It is Exclusive Master Services Distributor's sole responsibility to obtain credit from Motorola for all orders placed with Motorola. Should credit not be sufficient to cover purchases, Motorola at its sole discretion may require cash with order from Exclusive Master Services Distributor. However, if Exclusive Master Services Distributor fails to obtain credit due to Motorola reducing its current credit limit or in agreement with Motorola uses this total credit for other Motorola products, Motorola may seek any alternate methods of distribution, including but not limited to contracting with one or more alternate distributor(s). If Motorola uses such alternate methods of distribution that would otherwise fall under the exclusive portion of Exclusive Master Services Distributor's appointment as set forth in Section 1 above, the Minimum Purchase Amounts outlined in Attachment 4 shall be reduced by the amount of such alternate sale


                        MOTOROLA CONFIDENTIAL PROPRIETARY

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         in the month in which the sale occurred only. In addition, if Exclusive
         Master Services Distributor refers a sale to Motorola or if Motorola obtains a sale as a direct result of Exclusive Master Services Distributor's marketing and sales efforts, Motorola will pay Master Services Distributor a commission equal to: [***] Motorola reserves the right at any time to adjust Exclusive Master Services Distributor's credit as Motorola deems appropriate.

7.       PRICE PROTECTION

a.       During the term of this Agreement, if Motorola reduces the price of a particular model of Product, then Motorola will credit Exclusive Master Services Distributor's account an amount equal to [***]

8.       NO TRANSSHIPMENT

a. Exclusive Master Services Distributor agrees to limit its distribution of the Products purchased hereunder to direct sale by Exclusive Master Services Distributor to customers located in the Territory. Exclusive Master Services Distributor may sell Products only from its address written above or such other location as is expressly authorized in writing by Motorola.

b. Exclusive Master Services Distributor may not transship, sell or otherwise transfer Products purchased hereunder outside without Motorola's prior written consent. Such written consent shall be deemed given for the United States for as long as Exclusive Master Services Distributor has a valid Product distribution agreement with Motorola covering the United States territory. Exclusive Master Services Distributor shall incorporate this limitation into all of its agreements for the resale of Products purchased hereunder and Exclusive Master Services Distributor shall enforce this restriction.

c. Sales within the Territory without transshipment is a material condition to Exclusive Master Services Distributor's rights under this Agreement, and it is agreed that any direct or indirect transfer, transshipment and/or sale of Products outside the Territory by Exclusive Master Services Distributor or others purchasing through Exclusive Master Services Distributor shall be a material breach of this Agreement and will result in substantial damage to Motorola which will be difficult to quantify. Accordingly, the parties agree that for every Motorola Product traceable to purchases by Exclusive Master Services Distributor from Motorola hereunder that is resold outside the Territory,



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         Exclusive Master Services Distributor will be subject at Motorola's discretion, to pay Motorola as liquidated damages [***].

d. In the event of any transshipment Motorola may immediately terminate this Agreement for cause; and/or Motorola may reject some or all purchase orders from Exclusive Master Services Distributor for any model or models of Product and/or Motorola may cancel some or all purchase orders previously accepted, until Exclusive Master Services Distributor can demonstrate that it has instituted policies and procedures to prevent any such occurrences in the future. The foregoing are in addition to, and not in lieu of, the remedies that Motorola has at law or in equity.

9.       WARRANTY

         Motorola warrants each Product only to the original end-use consumer in accordance with the Limited Warranty that Motorola ships with such Product. Motorola in its sole discretion may revise these warranties, and any such revision shall be applicable to units shipped by Motorola on or after the effective date of the revision. MOTOROLA MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. EXCEPT AS OTHERWISE PROVIDED IN THE LIMITED WARRANTIES, MOTOROLA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Exclusive Master Services Distributor agrees to extend these warranties to Exclusive Master Services Distributor's customers and end-users and to indemnify, defend and hold Motorola harmless from claims and actions arising from Exclusive Master Services Distributor's business or distribution of the Products not covered by Motorola's warranties. If any Product is defective at time of delivery to Exclusive Master Services Distributor, Exclusive Master Services Distributor's sole remedy shall be to return the Product to Motorola for replacement or repair, as determined solely by Motorola.

10.      PATENT AND COPYRIGHT INDEMNIFICATION

a. Motorola agrees to defend, at its expense, any suits against Exclusive Master Services Distributor and third parties purchasing Motorola products from Exclusive Master Services Distributor based upon a claim that any Products furnished hereunder directly infringes a patent or copyright legally recognized and enforceable within the Territory. Subject to the conditions and limitations of liability stated in this Agreement, Motorola shall pay costs and damages finally awarded in any such suit, provided that Motorola is notified promptly in writing of the suit and at Motorola's request and at Motorola's expense is given control of said suit and all requested assistance for defense of same. If the use or sale of any Product(s) furnished hereunder is enjoined as a result of such suit, Motorola at its option and at no expense to Exclusive Master Services Distributor, shall obtain for Exclusive Master Services Distributor the right to use or sell said product(s) or shall substitute an equivalent product reasonably acceptable to Exclusive Master Services


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         Distributor and extend this indemnity thereto or shall accept the return of the Product(s) and reimburse Exclusive Master Services Distributor the purchase price therefore, less a reasonable charge for reasonable wear and tear. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the alteration of any products furnished by Motorola or by the combination of any Products(s) furnished by Motorola and other elements nor does it extend to any products(s) of Exclusive Master Services Distributor's design or formula. The foregoing states the entire liability of Motorola for patent or copyright infringement.

b. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS, TRADEMARKS OR COPYRIGHTS.

11.      DISCLAIMER OF INTELLECTUAL PROPERTY LICENSE

a. Nothing contained herein shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents, copyrights, trademarks or trade secrets of Motorola.

b. In order that Motorola may protect its trademarks, trade names, corporate slogans, corporate logo, goodwill and product designations, Exclusive Master Services Distributor, without the express written consent of Motorola, shall have no right to use any such marks, names, slogans or designations of Motorola in the sales or advertising of any Products or on any Product container, component part, business forms, sales, advertising or promotional materials or other business supplies or material, whether in writing, orally or otherwise.

12.      TAXES AND FEES

        Exclusive Master Services Distributor shall pay all applicable fees, custom duties, assessments or taxes which may be assessed or levied by the government of any applicable jurisdiction and any departments and subdivision thereof, as a result of Exclusive Master Services Distributor's performance under this Agreement or against any of the Products ordered hereunder by Exclusive Master Services Distributor, on the Software or its license or use, or on any amount payable or any services furnished under this Agreement, exclusive of personal property taxes assessed on the Software and taxes based on Motorola net income.


13.      LIMITATION OF LIABILITY

         MOTOROLA'S TOTAL LIABILITY, WHETHER FOR BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED.


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         DISTRIBUTOR'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION
         TO EITHER REFUND THE PURCHASE PRICE, REPAIR OR REPLACE PRODUCT(S) THAT ARE NOT AS WARRANTED. IN NO EVENT WILL MOTOROLA BE LIABLE FOR ANY LOSS OF USE, LOSS OF TIME, INCONVENIENCE, COMMERCIAL LOSS, LOST PROFITS OR SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW. NO ACTION SHALL BE BROUGHT FOR ANY BREACH OF THIS AGREEMENT MORE THAN ONE (1) YEAR AFTER THE ACCRUAL OF SUCH CAUSE OF ACTION EXCEPT FOR MONEY DUE.

14.      FORCE MAJEURE

         Neither party shall be held liable for any delay or failure to perform due to any cause beyond its reasonable control except the obligation to pay money when due. The delivery schedule shall be considered extended by a period of time equal to the time lost because of any excusable delay.

15.      WAIVER

         The failure of either party to insist in any one or more instances, upon the performance of any of the terms or conditions herein or to exercise any right hereunder shall not be construed as a waiver or relinquishment of the future performance of any such terms or conditions or the future exercise of such right but the obligation of the other party with respect to such future performance shall continue in full force and effect.

16.      TERMINATION

a. This Agreement may be terminated by Exclusive Master Services Distributor without cause upon not less than ninety (90) days prior written notice to Motorola. This Agreement may be terminated by Motorola without cause upon not less than ninety (90) days prior written notice to Exclusive Master Services Distributor.

b. Motorola may terminate this Agreement immediately upon the occurrence of any of the following events: (i) a breach of Section 8, 17, 19, 20, 21 or 22 (ii) a change in the control or management of Exclusive Master Services Distributor which is unacceptable to Motorola; (iii) Exclusive Master Services Distributor ceasing to function as a going concern, declaring bankruptcy, having a receiver appointed for it, or otherwise taking advantage of any insolvency law; (iv) Exclusive Master Services Distributor's failure to cure a breach of this Agreement other than a breach of Section 8, 17, 19, 20, 21 or 22 within thirty (30) days after Motorola's notification to Exclusive Master Services Distributor of such breach; or (v) Exclusive Master Services Distributor's failure to cure a breach of the purchase commitments set forth in Attachment 4 within (90) days of Motorola's notice of breach. The foregoing events shall, without limitation, be deemed to be just cause for termination by Motorola.



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c.       The terms, provisions, representations and warranties contained in this
         Agreement that be their sense and context are intended to survive the performance thereof by either or both parties shall so survive the completion of performances and termination or expiration of this Agreement, including without limitation the making of any and all payments due under this Agreement.

d. Neither Motorola nor Exclusive Master Services Distributor shall be liable by reason of termination, expiration or non-renewal of this Agreement to the other for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales or on account of expenditures, investments, leases or commitments in connection with the business or good will of Motorola or Exclusive Master Services Distributor or otherwise. Exclusive Master Services Distributor represents to Motorola that, as of the date of this Agreement, Exclusive Master Services Distributor had on hand a trained staff of personnel, facilities and equipment necessary to effectively distribute the Products in the Territory and that Exclusive Master Services Distributor has incurred no extra expense in respect of the same upon entering into this Agreement.

e. Upon termination of this Agreement Exclusive Master Services Distributor shall return to Motorola all Product catalogues, sales literature, samples, demonstration equipment or other promotional materials. Also, within one (1) month after the date of termination of any license granted under this Agreement, Exclusive Master Services Distributor will certify to Motorola that through Exclusive Master Services Distributor's best efforts, and to the best of Exclusive Master Services Distributor's knowledge, the Equipment, Software and Documents received from Motorola have been returned, and that all Software placed in any storage apparatus under Exclusive Master Services Distributor's control has been rendered unusable.

f. Upon termination of this Agreement Motorola shall have the option, but not the obligation, to repurchase all or any part of the remaining inventory of the Products remaining in Exclusive Master Services Distributor's possession [***]. Said option shall be exercisable upon written notice to Exclusive Master Services Distributor within [***] following notice of termination of this Agreement. Upon exercise of said option to repurchase, Motorola and Exclusive Master Services Distributor shall at Motorola's option take an inventory of all Products remaining in Exclusive Master Services Distributor's possession. Motorola shall pay Exclusive Master Services Distributor for the inventory of repurchased Products within [***] after receipt thereof by Motorola. Motorola shall have the right to offset against any Monies payable hereunder any Monies that are due and owing from Exclusive Master Services Distributor to Motorola as of the date any such payment is due.



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17.      GOVERNMENT SALES

         In the event that Exclusive Master Services Distributor elects to sell Motorola products or services to the U.S. Government or any foreign, state, county, municipal or other governmental entity, or to a prime contractor selling to any such governmental entity within the Territory, Exclusive Master Services Distributor remains solely and exclusively responsible for compliance with all statutes and regulations governing such sales. Motorola makes no representations, certifications or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes or regulations. Failure of Exclusive Master Services Distributor to conduct any sales to such a governmental entity or to such a prime contractor in strict accordance with applicable laws and regulations shall constitute a material breach of this Agreement.

18.      DISPUTE RESOLUTION

a. The parties agree that any claims or disputes will be submitted to non-binding mediation prior to initiation of any formal legal process. Costs of mediation will be shared equally. Disputes concerning the relationship between Motorola and Exclusive Master Services Distributor shall be resolved in accordance with the laws of the State of Illinois, U.S.A. and any court actions shall be filed in a state or federal court of competent jurisdiction in the State of Illinois. Exclusive Master Services Distributor hereby consents to exclusive jurisdiction by such courts. Exclusive Master Services Distributor waives personal service of any process upon it and consents that all service of process shall be made by registered mail to it at the address set forth in the introductory paragraph of this Agreement.

19.      EXPORT CONTROL

a. Exclusive Master Services Distributor shall be the exporter of record and shall be responsible for obtaining all export licenses that may be required to export the Products from the U.S. to the Territory.

b. Exclusive Master Services Distributor agrees to comply with all applicable export laws, regulations and orders. Specifically, but without limitation, Exclusive Master Services Distributor agrees that it will not resell, re-export or ship, directly or indirectly, any Product or technical data in any form without obtaining appropriate export or re-export or ship, directly or indirectly, any Product or technical data in any form without obtaining appropriate export or re-export licenses from the United States Government. Exclusive Master Services Distributor acknowledges that the applicable export laws, regulations and orders may differ from item to item and/or from time to time.

20.      COMPLIANCE WITH LAW

        Exclusive Master Services Distributor shall at all times conduct its efforts hereunder in



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         strict accordance with all applicable laws and regulations and with the highest commercial standards. Exclusive Master Services Distributor shall effect or secure and maintain, at its own cost all necessary governmental permits, licenses, approvals and registrations required in connection with the execution or performance of this Agreement and the importation and resale of the Products in the Territory. Specifically, it shall be Exclusive Master Services Distributor's responsibility to confirm that the Products comply with the applicable standards in the Territory for the operation of cellular telephones and to obtain any governmental approvals or licenses needed for such operation. Exclusive Master Services Distributor shall indemnify and hold Motorola harmless for any losses, damages or other liabilities resulting from Exclusive Master Services Distributor`s failure to comply with the provisions of this Section.


21.      ETHICAL STANDARDS

a. Motorola has historically depended on product quality and superiority, combined with outstanding support capability, to sell its Products in all parts of the world. Motorola believes it can continue to grow and to prosper without succumbing to legally questionable or unethical demands. Motorola will not do business with any dealer, distributor, agent, customer or any other person where Motorola knows or suspects the existence of questionable practices. Exclusive Master Services Distributor agrees with the Motorola policy stated in this Section and agrees that failure of Exclusive Master Services Distributor or any other person under its responsibility to comply in all respects with said policy shall constitute just cause for immediate termination of this Agreement by Motorola without any liability.

22.      CONFIDENTIALITY

a. All terms of this Agreement, including any Product pricing information delivered hereunder, are confidential.

b. Exclusive Master Services Distributor shall treat as confidential all Motorola business or technical information that Exclusive Master Services Distributor learns in its conversations with Motorola concerning Exclusive Master Services Distributor acting as a distributor of the Products or in performance of its responsibilities hereunder. Such information is collectively referred to as "Motorola Confidential Proprietary Information". The foregoing obligation of confidentiality shall commence on the first date that Motorola discloses to Exclusive Master Services Distributor Motorola Confidential Proprietary Information and continue for a period of three years following termination of this Agreement. Exclusive Master Services Distributor shall protect the confidentiality of Motorola Confidential Proprietary Information disclosed to it, using the same degree of care as Exclusive Master Services Distributor uses to protect its own confidential proprietary information of like kind (but in no event less than a reasonable standard of care). Exclusive Master Services Distributor shall not use any Motorola



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         Confidential/Proprietary Information, except as necessary for performance of its responsibilities hereunder.

c. Exclusive Master Services Distributor shall limit disclosure of Motorola Confidential Proprietary Information to only those of its employees, agents and representatives with a need to know for the purposes authorized herein, and who have signed written agreements containing provisions of confidentiality similar to those contained in this Section.

d. Exclusive Master Services Distributor shall not disclose any Motorola Confidential Proprietary Information to any third party without Motorola's prior written consent.

e. Excluded from the obligations of confidentiality in this Section is information known or that becomes known to the general public without breach by Exclusive Master Services Distributor of this Agreement.

f. Upon termination of this Agreement, Exclusive Master Services Distributor shall return to Motorola all copies of Motorola Confidential Proprietary Information in its possession or certify to Motorola in writing that all such copies have been destroyed. Notwithstanding the foregoing, Exclusive Master Services Distributor may retain one copy of the Motorola Confidential Proprietary Information but only for purposes of ensuring that Exclusive Master Services Distributor continues to maintain the confidentiality of the information contained therein for the survival period stated above in
         Section 25(a).

g. In the event that prior to or after execution of this Agreement Exclusive Master Services Distributor and Motorola have entered into or do enter into a separate non-disclosure agreement covering the same Motorola Confidential Proprietary Information, then that separate non-disclosure agreement shall continue to apply for the period stated therein and Section 27 of this Agreement shall also apply for the period herein.

h. Exclusive Master Services Distributor further agrees to maintain the confidentiality of the personal identification numbers (PINs) associated with the ACE cards required for access to Motorola Computers by allowing only a single employee of Exclusive Master Services Distributor to possess the PIN number for an ACE card.

23.      NOTICES

         All notices required under this Agreement (other than purchase orders, invoices and forecasts) will be sent by fax, overnight courier or registered or certified mail to the appropriate party at its address stated on the first page of this Agreement (or to a new address if the other has been properly notified in writing of the change). If to Motorola, the notice must be addressed to Law Department, Personal Communications Sector. A notice will not be effective until the addressee actually receives it.



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24.      GENERAL

a. No alterations or modifications of this Agreement shall be binding upon either Exclusive Master Services Distributor or Motorola unless made in writing and signed by an authorized representative of each party.

b. If any term or condition of this Agreement shall to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then that term or condition shall be inoperative and void insofar as it is in conflict with law, but the remaining rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular term or condition held to be invalid, void or unenforceable.

c. No assignment of this Agreement or of any right granted herewith shall be made by Exclusive Master Services Distributor without the prior written consent of Motorola.

d. This Agreement shall be governed by the laws of the State of Illinois, U.S.A.

e. This Agreement and its attachments set forth the entire understanding between the parties hereto and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No other agreements, representations, warranties or other matters, whether oral or written, shall be deemed to bind the parties hereto with respect to the subject matter hereof. Exclusive Master Services Distributor acknowledges that it is entering into this Agreement solely on the basis of the agreements and representations contained herein.

         IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives on the dates under their signatures below.

"MOTOROLA"                                   "DISTRIBUTOR"

MOTOROLA, INC.,                              BRIGHTSTAR CORP.
By and through its
Latin America Division of its
Personal Communications Sector



By: /s/ Fernando Gomez                    By: /s/ R. Marcelo Claure
    ----------------------------------        ----------------------------------
Name:  Fernando Gomez                     Name:  R. Marcelo Claure
Title: Senior Vice President and          Title: President and C.E.O.
       General Manager


Date:                                     Date: 11/22/2002
      -----------------


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                       ATTACHMENT 1- AUTHORIZED TERRITORY


Subject to the terms and conditions of this Agreement, Exclusive Master Services Distributor is authorized to sell certain Products in the following countries and region:



All countries in the Caribbean, Central America and South America except Brazil.







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                             ATTACHMENT 2 - PRODUCTS

Subject to the terms and conditions of this Agreement, Exclusive Master Services Distributor is authorized to sell the Following Products in the Territory






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                       ATTACHMENT 3 - SALES STAFF RAMP-UP



No later than September 15, 2002, Exclusive Master Services Distributor shall increase Exclusive Master Services Distributor's sales personnel by seven (7) new members. While Exclusive Master Services Distributor's employees in all ways and in no way Motorola employees, contractors, agents or otherwise, these seven new staff members will be 100% dedicated to the sale of Products in the Territory. Six of these persons will be new sales headcount responsible for sales in the following countries.

         1.       Mexico
         2.       Venezuela
         3.       Caribbean, based in Puerto Rico
         4.       Central America, based in El Salvador
         5.       Argentina and Chile, based in Chile
         6.       Paraguay, Bolivia, Uruguay, Ecuador, Colombia, Peru, based in
                  Peru

One person will be assigned as Exclusive Master Services Distributor's new Motorola Accessories Sales Director, located in Miami, again dedicated 100% to the sale of Products in the Territory.

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                     ATTACHMENT 4. MINIMUM PURCHASE AMOUNTS


Exclusive Master Services Distributor agrees to purchase:

         o A minimum of [***] in Product shipped from Motorola in June, 2002;

         o A minimum of [***] in sales shipped from Motorola during the period of July 1, 2002 until September 30, 2002.

         o Exclusive Master Services Distributor will use its best efforts to purchase a minimum of [***] in sales shipped from Motorola during the period of October 1, 2002 until December 31, 2002. In any event, Exclusive Master Services Distributor agrees to purchase a minimum of [***] during the period of October 1, 2002 until December 31, 2002.

         o Exclusive Master Services Distributor will use its best efforts to purchase a minimum of [***] in sales shipped from Motorola during January 2003. In any event, Exclusive Master Services Distributor agrees to purchase a minimum of [***] during January 2003.

         o Exclusive Master Services Distributor will use its best efforts to purchase a minimum of [***] in sales shipped from Motorola during February 2003. In any event, Exclusive Master Services Distributor agrees to purchase a minimum of [***] during February 2003.

         o        A minimum of [***] in sales shipped from Motorola during March
                  2003.

         o A minimum of [***] in sales shipped from Motorola per calendar month thereafter.

All minimums are net of returns, allowances and discounts.




                        MOTOROLA CONFIDENTIAL PROPRIETARY